UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 4, 2022
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
Arch Capital Group Ltd.'s ("ACGL") annual meeting of shareholders was held on May 4, 2022. At the meeting, the holders of 378,556,205 common shares, which represents approximately 88 percent of the outstanding shares entitled to vote as of the record date of March 8, 2022, were represented in person or by proxy. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Item 1. The vote on the election of the four Class III directors to hold office until the 2025 annual meeting of shareholders or until their successors are elected and qualified. The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
John L. Bunce, Jr.	300,129,618	20,202,985	283,683	13,240,177
Marc Grandisson	317,542,326	3,011,470	62,490	13,240,177
Moira Kilcoyne	316,216,476	4,342,034	57,776	13,240,177
Eugene S. Sunshine	311,483,406	9,072,429	60,451	13,240,177
Item 2. The vote on a proposal on advisory vote on executive compensation (say-on-pay). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
303,434,590	16,967,447	214,249	13,240,177
Item 3. The vote on a proposal to approve the 2022 Long-Term Incentive and Share Award Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
309,887,003	10,627,707	101,576	13,240,177
Item 4. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
322,698,809	11,096,492	61,162	0
Item 5. The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries. The voting results were as follows:

DIRECTOR	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Robert Appleby	320,362,620	111,727	141,939	13,240,177
Matthew Dragonetti	320,413,189	87,198	115,899	13,240,177
Seamus Fearon	320,403,403	110,064	102,819	13,240,177
Beau H. Franklin	320,405,153	109,757	101,376	13,240,177
Jerome Halgan	320,357,407	158,886	99,993	13,240,177
James Haney	320,395,965	108,249	112,072	13,240,177
Chris Hovey	320,431,628	87,751	96,907	13,240,177
W. Preston Hutchings	320,362,307	167,331	86,648	13,240,177
Pierre Jal	320,400,144	121,667	94,475	13,240,177
François Morin	308,157,965	12,397,853	60,468	13,240,177
David J. Mulholland	320,432,289	84,810	99,187	13,240,177
Chiara Nannini	307,273,348	13,208,907	134,031	13,240,177
Maamoun Rajeh	320,464,589	87,537	64,160	13,240,177
Christine Todd	320,434,260	83,267	98,759	13,240,177

ITEM 8.01    Other Events.

Preferred Share Dividends. On May 5, 2022, the Board of Directors (the “Board”) of ACGL declared dividends with respect to the outstanding 13,200,000 depositary shares, each representing a 1/1000th interest in a share of 5.45% Non-Cumulative Preferred Shares, Series F, $0.01 per share (“Series F Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2022 to holders of record of the Series F Shares, as of June 15, 2022, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series F Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2022 to holders of record of the Series F Shares, as of September 15, 2022, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series F	6/30/22	3/31/22-6/29/22	$4,496,250	$0.340625
Series F	9/30/22	6/30/22-9/29/22	$4,496,250	$0.340625

In addition, on May 5, 2022, the Board of ACGL declared dividends with respect to the outstanding 20,000,000 depositary shares, each representing a 1/1000th interest in a share of 4.55% Non-Cumulative Preferred Shares, Series G, $0.01 per share (“Series G Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2022 to holders of record of the Series G Shares, as of June 15, 2022, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series G Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2022 to holders of record of the Series G Shares, as of September 15, 2022, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series G	6/30/22	3/31/22-6/29/22	$5,687,500	$0.284375
Series G	9/30/22	6/30/22-9/29/22	$5,687,500	$0.284375

ITEM 9.01    Financial Statements and Exhibits.

(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
10.1	Arch Capital Group Ltd. 2022 Long-Term Incentive and Share Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 6, 2022	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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